                                                                     EXHIBIT 4.1

                       [FORM OF COMMON STOCK CERTIFICATE]

Number                   APPLIED VOICE RECOGNITION, INC.                  Shares


Common Stock                                                   CUSIP 03828N 10 3
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT_____________________________________________________________





is the record holder of_________________________________________________________


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                        APPLIED VOICE RECOGNITION, INC.

     transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:



     Assistant Secretary                                     President

                        APPLIED VOICE RECOGNITION, INC.

     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common               UNIF GIFT MIN ACT -- ______ Custodian _____
     TEN ENT--as tenants by the entireties                           (Cust)           (Minor)
     JT TEN-as joint tenants with right                         Under Uniform Gifts to Minor
          of survivorship and not as                            Act ____________________
          tenants in common                                               (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, ___________________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                   ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated____________________________

                                    X___________________________________________
                                              (SIGNATURE)

                                    X___________________________________________
                                              (SIGNATURE)


                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                         SIGNATURE(S) GUARANTEED BY: